USAllianz ?

Flexible Premium Variable Annuity

Application

USALLIANZ

A Flexible Premium Variable Annuity Issued by
Allianz Life Insurance Company of North America               DA _____________

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1.CONTRACT OWNER

     Name      Last                First                        Middle

     ---------------------------------------------------------------------------
     (If the Contract Owner is a trust, please include Trust Name, Trust Date, and the Trust Beneficial Owner(s))

     Address         Street Address     Apartment Number     e-mail address

     City                               State                Zip Code

     Social Security Number             Date of Birth            Sex ____Female
                                                                     ____Male
                                        (If the Contract Owner is a
     Daytime Telephone(   )_________    trust, list the Date(s) of Birth
                                        for the Trust Beneficial Owner(s))
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2.JOINT OWNER(Optional)Must be the Spouse of the Contract Owner.(Except in NJ)

   Name      Last                First                        Middle

   Social Security Number        Date of Birth               Sex ____Female
                                                                 ____Male
   Daytime Telephone (   )______     Relationship to Contract Owner_____________
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3.ANNUITANT Must complete if different than Contract Owner.

     Name      Last                First                        Middle

     Address        Street Address    Apartment Number   e-mail address

     City                          State                          Zip Code

     Social Security Number        Date of Birth               Sex ____Female
                                                                   ____Male
 Daytime Telephone________________Relationship to Contract Owner____________

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4.BENEFICIARY(IES) DESIGNATION

   Primary Beneficiary(ies):             Contingent Beneficiary(ies):
   (At the Contract  Owner's  death,
   the surviving Joint Owner becomes
   the Primary Beneficiary.)

   Name                                  Name
   Date of Birth       SSN               Date of Birth        SSN
   Relationship to Contract Owner        Relationship to Contract Owner
   Address                               Address


   Name                                  Name
   Date of Birth      SSN                Date of Birth        SSN
   Relationship to Contract Owner        Relationship to Contract Owner
   Address                               Address



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5. REPLACEMENT

Is this Annuity intended to replace or change existing life insurance or annuity?
                                      ___Yes - Please include appropriate forms.

                                      ___ No


(THE REGISTERED  REPRESENTATIVE MUST ANSWER THE REPLACEMENT  QUESTION IN SECTION
 15 OF THIS APPLICATION.)
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6. TAX QUALIFIED PLANS

Is this annuity part of a Tax   ____ Yes ____No      If yes, please select one
Qualified Plan ?                                              of the following.

                                                    ___IRA Transfer/Rollover
                                                    ___Regular Contribution for
                                                       Tax Year____
                                                    ___Roth IRA
                                                    ___Roth IRA Conversion
                                                    ___Other_______________
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7.PURCHASE PAYMENT

     ____Purchase Payment Enclosed                  ___This contract will be
         with Application                           funded by a 1035 exchange,
                                                    Tranfer\Rollover,CD Transfer
     Purchase Payment Amount $___________           or Mutual Fund Redemption.
                                                    (If checked, please include
                                                    the appropriate forms.)
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8.PURCHASE PAYMENT ALLOCATION

You may select up to (10) variable Investment Option(s) and/or the Fix Account. Use whole percentages. The percentages must total 100%. The allocations you indicate below will become your allocations on all future payments until you notify us of a change.
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AIM
___%USAZ AIM Basic Value                  ___%Templeton Developing Markets
___%USAZ AIM Blue Chip                          Securities
___%USAZ AIM Dent Demographic Trends      ___%Templeton Foreign Securities
___%USAZ AIM International Equity         ___%Templeton Growth Securities
ALLIANCE CAPITAL                          ___%USAZ Templeton Developed Markets
___%USAZ Alliance Capital Growth and      JENNISON
      Income                              ___%Jennison 20/20 Focus
___%USAZ Alliance Capital Large Cap       ___%SP Jennison International Growth
      Growth                              ___%SP Strategic Partners Focused
___%USAZ Alliance Capital Technology           Growth
DAVIS                                     OPPENHEIMER
___%Davis VA Financial                    ___%Oppenheimer Global Securities/VA
___%Davis VA Value                        ___%Oppenheimer High income/VA
DREYFUS                                   ___%Oppenheimer Main Street Growth
___%Dreyfus Small Cap Stock Index               and Income/VA
___%Dreyfus Stock Index                   ___%USAZ Oppenheimer Emerging Growth
FRANKLIN TEMPLETON                        PIMCO
___%Franklin Global Communications        ___%PIMCO VIT High Yield
     Securities                           ___%PIMCO VIT StocksPLUS Growth and
___%Franklin Growth and Income Securities      Income
___%Franklin High Income                  ___%PIMCO VIT Total Return
___%Franklin Income Securities            ___%USAZ PIMCO Growth and Income
___%Franklin Large Cap Growth Securities  ___%USAZ PIMCO Renaissance
___%Franklin Real Estate                  ___%USAZ PIMCO Value
___%Franklin Rising Dividends             SELIGMAN
     Securities                           ___%Seligman   Small-Cap  Value
___%Franklin Small Cap                    VAN KAMPEN
___%Franklin Small Cap Value Securities   ___%USAZ Van Kampen Aggressive  Growth
___%Franklin U.S. Government              ___%USAZ Van Kampen Comstock
___%Franklin Zero Coupon - 2005           ___%USAZ Van Kampen Emerging Growth
___%Franklin Zero Coupon - 2010           ___%USAZ Van Kampen Growth
___%Mutual Discovery  Securities          ___%USAZ Van Kampen Growth and Income
___%Mutual Shares Securities

                                          ___%USAZ Money Market

                                          ___%Allianz Life Fixed Account


                                          ____TOTAL (Must equal 100%)

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9. DEATH BENEFIT  OPTIONS  (Choose one of the following  death benefit  options.
Upon making your selection, it cannot be changed.)

___Traditional Guaranteed Minimum Death Benefit (If you do not choose any box, this will be the defeault option)
___Enhanced Guaranteed Minimun Death Benefit (Optional) (If you do not choose this box, you will not receive this benefit.)


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10. LIVING GUARANTEES BENEFITS(UPON MAKING YOUR SELECTION, IT CANNOT BE CHANGED)

(If you want to waive this benefit, please check "None". If you do not check either box, we will assume that you have chosen to include this benefit in your Contract.)

___ Living Guarantees Benefits
___ None


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11. PROSPECTUS AND REPORT DELIVERY

___I would like to receive electronic, rather than paper copies of contract prospectuses, portfolio prospectuses, and periodic reports for all USAllianz products that I own, acquire, or apply for, and hereby consent to electronic delivery. Electronic delivery will be effected via the USAllianz website. I have been informed that current copies of prospectuses for currently available USAllianz products and prospectuses for underlying portfolios are available at www.usallianz.com. I have also been informed that I will be notified when new, updated prospectuses and reports for contracts I own or acquire become available. I acknowledge that I have the ability to access and download this information.

If I choose, in the future I can revoke this consent and receive paper copies. (If the box is not checked, then you Prospectus will be mailed.)

--------------------------------------------------------------------------------

12.TELEPHONE AUTHORIZATION

___ I/We  authorize  Allianz Life  Insurance  Company of North America  (Allianz
Life) to honor telephone instructions from the Contract Owner(s) to transfer Contract Values among the variable Investment Options and/or the Fixed Account to disburse partial withdrawals.

For partial withdrawals,Allianz Life's sole responsibility is to send a check to the Contract Owner's address.

___ I/We authorize Allianz Life to accept telephone instructions from the Registered Rep/Agent of Record for this contract and/or the Representative's Assistant(s)to transfer Contract Values among the variable Investment Options and/or the Fixed Account. If no selection is indicated, telephone access authorization will be permitted for the Contract Owner only.

This authorization is subject to the terms and provisions in the contract and Prospectus. Allianz Life will employ reasonable procedures to confirm that telephone instructions are genuine. If Allianz Life does not, it may be liable for any losses due to unauthorized or fraudulent transfers.

Allianz  may  modify,   suspend,  or  discontinue  these  telephone  transaction
priveleges at any time without prior notice. This authorization is valid until written cancellation is received at the Service Center.

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13.MAIL APPLICATIONS TO

For Regular Mail                        For Overnight Delivery

Allianz Life-USAllianz Service Center   Allianz Life-USAllianz Service Center
c/o PNC Bank                            c/o PNC Bank
Box 824240                              Attn:  Box 4240
Philadelphia, PA  19182-4240            Route 38 and East Gate Drive
                                        Moorestown, NJ    08057-4240
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14. BY SIGNING BELOW, THE CONTRACT OWNER UNDERSTANDS THAT OR AGREES TO

I received a Prospectus and have determined that the variable annuity applied for is not unsuitable for my insurance investment objectives, financial situation, and financial needs. It is a long term commitment to meet insurance needs and financial goals. I understand that the annuity value for payments allocated to the variable Investment Options may increase or decrease depending on the contract's investment results, and that no minimum cash value is guaranteed on the variable Investment Options. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Allianz Life's rights or requirements.

Applicable for residents of the following states: AR, KY, LA, ME, NM, OH, and TN. Any person who knowingly, and with intent to defraud any insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, com-mits a fraudulent insurance act, which is a crime, may be subject to criminal prosecution and civil penalties. Applicable for residents of the state of CO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance with-in the department of regulatory agencies.

Applicable for residents of DC: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, infor-mation concerning any fact material thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

Applicable for residents of the state of FL: Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

Applicable for residents of the state of MN: This Contract is not protected by the Minnesota Life and Health Insurance Guarantee Association or the Minnesota Insurance Guarantee Association. In the case of insolvency, payment of claims is not guaranteed. Only the assets of this insurer will be available to pay the claim.

Applicable for residents in the state of NJ: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

Applicable for residents of the state of VT: I understand that this variable annuity is not a bank deposit; is not federally insured; is not endorsed by any bank or government agency; is not guaranteed and may be subject to loss of principal.

-----------------------------------     --------------------------------------
Contract Owner's Signature              Joint Owner's Signature
  (or Trustee, if applicable)                (or Trustee, if applicable)
-----------------------------------     --------------------------------------
Signed At (City, State)                  Date Signed

____Please send me a Statement of Additional Information
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15.BY SIGNING BELOW, THE REGISTERED REPRESENTATIVE/AGENT CERTIFIES THAT

- -I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and
- -I provided the Contract Owner(s) with the most current Prospectus;  and
- -To the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If replacement, include a copy of each disclosure statement and a list of companies involved.

-----------------------------------     --------------------------------------
Registered Representative Name (Please  Registered Representative Name (Please
                                Print)                                  Print)
-----------------------------------     --------------------------------------
Registered Representative Signature     Registered Representative Signature

-----------------------------------     --------------------------------------
Broker Dealer Name                      Authorized signature of Broker Dealer
                                        (if required)

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Branch Address                          Branch Telephone Number


[Comm:  A B C (circle one)]         Representative's Florida Insurance License
                                    Number (FL only)
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16.HOME OFFICE USE ONLY  (EXCEPT IN WV)

If Allianz Life Insurance Company of North America makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Contract Owner(s); however, any material change must be accepted in writing by the Contract Owner(s).
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DOLLAR COST AVERAGING (DCA) Program

A. USALLIANZ DOLLAR COST AVERAGING PROGRAM Please complete the required information and move to section B.

___New Contract  ___Existing Contract Number DA _____________

STANDARD DOLLAR COST AVERGING: Allocate a minimum of $1,500 in any one of the USAllianz variable Investment Options and specify the percentage you want to tranfer to your target variable Investment Option(s). Dollar Cost Averaging takes place automatically with monthly or quarterly transfers to the Investment Optio(s) of your choice. THE FIXED ACCOUNT IS NOT AVAILABLE FOR DOLLAR COST AVERAGING AS A SOURCE OR TARGET OPTION.

The minimum transfer allowed is $500/monthly for at least three months. There is no maximum. You may discontinue the program at any time with written notice.

I would like to Dollar Cost Average from the following source Investment Option:
_____________________________________________________________________________

___Monthly, in the amount of $______ for _______months or
___Quarterly, in the amount of $____for ______months or
___Until source Investment Option is depleted.


B. USALLIANZ INVESTMENT OPTIONS SELECT UP TO 15 VARIABLE INVESTMENT OPTIIONS (WHOLE PERCENTAGES ONLY.)


AIM
___%USAZ AIM Basic Value                  ___%Templeton Developing Markets
___%USAZ AIM Blue Chip                          Securities
___%USAZ AIM Dent Demographic Trends      ___%Templeton Foreign Securities
___%USAZ AIM International Equity         ___%Templeton Growth Securities
ALLIANCE CAPITAL                          ___%USAZ Templeton Developed Markets
___%USAZ Alliance Capital Growth and      JENNISON
      Income                              ___%Jennison 20/20 Focus
___%USAZ Alliance Capital Large Cap       ___%SP Jennison International Growth
      Growth                              ___%SP Strategic Partners Focused
___%USAZ Alliance Capital Technology           Growth
DAVIS                                     OPPENHEIMER
___%Davis VA Financial                    ___%Oppenheimer Global Securities/VA
___%Davis VA Value                        ___%Oppenheimer High income/VA
DREYFUS                                   ___%Oppenheimer Main Street Growth
___%Dreyfus Small Cap Stock Index               and Income/VA
___%Dreyfus Stock Index                   ___%USAZ Oppenheimer Emerging Growth
FRANKLIN TEMPLETON                        PIMCO
___%Franklin Global Communications        ___%PIMCO VIT High Yield
     Securities                           ___%PIMCO VIT StocksPLUS Growth and
___%Franklin Growth and Income Securities      Income
___%Franklin High Income                  ___%PIMCO VIT Total Return
___%Franklin Income Securities            ___%USAZ PIMCO Growth and Income
___%Franklin Large Cap Growth Securities  ___%USAZ PIMCO Renaissance
___%Franklin Real Estate                  ___%USAZ PIMCO Value
___%Franklin Rising Dividends             SELIGMAN
     Securities                           ___%Seligman   Small-Cap  Value
___%Franklin Small Cap                    VAN KAMPEN
___%Franklin Small Cap Value Securities   ___%USAZ Van Kampen Aggressive  Growth
___%Franklin U.S. Government              ___%USAZ Van Kampen Comstock
___%Franklin Zero Coupon - 2005           ___%USAZ Van Kampen Emerging Growth
___%Franklin Zero Coupon - 2010           ___%USAZ Van Kampen Growth
___%Mutual Discovery  Securities          ___%USAZ Van Kampen Growth and Income
___%Mutual Shares Securities

                                          ___%USAZ Money Market

                                          ___%Allianz Life Fixed Account


                                          ____TOTAL (Must equal 100%)

Owner's name (print)                 Owner's signature/date
________________________________________________________________________

Joint owner's name (print)           Joint owner's signature/date
________________________________________________________________________

Owner's Social Security Number       Joint owner's Social Security Number

(  )                                 (  )
________________________________________________________________________
Day telephone                           Evening telephone


MAIL TO : ALLIANZ LIFE- USALLIANZ SERVICE CENTER, C/O PNC BANK, PO BOX 824240, PHILADELPHIA,PA 19182-4240
QUESTIONS: CALL THE USALLIANZ SERVICE CENTER AT (800)624-0197, MONDAY-FRIDAY from 8:45AM TO 7:00PM EST


AUTOMATIC INVESTMENT PLAN

___NEW CONTRACT  ____EXISTING CONTRACT NUMBER DA________________

1. AUTOMATIC  INVESTMENT PLAN
As a convenience to me(us), I (we)hereby request and authorize Allianz Life Insurance Company of North America (Allianz Life) to make additional contributions for my USAllianz Variable Annuity by initiating debit entries to my (our bank) account identified below. I (we)agree that Allianz Life may initate such charges through an electronic transfer system or by any other commercially accepted practice.

AUTOMATIC INVESTMENT PLAN FREQUENCY:*

___Start date_______Monthly   ___Quarterly (March, June, September and December)

BANKING INFORMATION:

___Amount to be withdrawn from your bank/financial institution
   ($100 minimum)$_________

__Checking account(attach voided check) __Savings Account(attach depostit slip)


________________________________________________________________________________

Bank account name                               Bank name
________________________________________________________________________________

Bank account number                             Bank City
________________________________________________________________________________

Bank transit number**                           Bank State/Zip

*Deposits take place on the 20th of each month, or the next business day. **Bank transit number is the nine-digit number found on the lower left-hand corner of your check.
Automatic Investment plan is not available on 403(b) contracts.

2) USALLIANZ INVESTMENT OPTIONS

Select up to 10 variable Investment Options and /or the Fixed Account (whole percentages only). Please allocate additional contributions into the USAllianz investment choices as indicated below. THIS ALLOCATION WILL APPLY TO ALL FUTURE ADDITIONAL CONTRIBUTIONS, UNTIL CHANGED IN WRITING. Telephone transfers do not affect the current investment option allocations.


AIM
___%USAZ AIM Basic Value                  ___%Templeton Developing Markets
___%USAZ AIM Blue Chip                          Securities
___%USAZ AIM Dent Demographic Trends      ___%Templeton Foreign Securities
___%USAZ AIM International Equity         ___%Templeton Growth Securities
ALLIANCE CAPITAL                          ___%USAZ Templeton Developed Markets
___%USAZ Alliance Capital Growth and      JENNISON
      Income                              ___%Jennison 20/20 Focus
___%USAZ Alliance Capital Large Cap       ___%SP Jennison International Growth
      Growth                              ___%SP Strategic Partners Focused
___%USAZ Alliance Capital Technology           Growth
DAVIS                                     OPPENHEIMER
___%Davis VA Financial                    ___%Oppenheimer Global Securities/VA
___%Davis VA Value                        ___%Oppenheimer High income/VA
DREYFUS                                   ___%Oppenheimer Main Street Growth
___%Dreyfus Small Cap Stock Index               and Income/VA
___%Dreyfus Stock Index                   ___%USAZ Oppenheimer Emerging Growth
FRANKLIN TEMPLETON                        PIMCO
___%Franklin Global Communications        ___%PIMCO VIT High Yield
     Securities                           ___%PIMCO VIT StocksPLUS Growth and
___%Franklin Growth and Income Securities      Income
___%Franklin High Income                  ___%PIMCO VIT Total Return
___%Franklin Income Securities            ___%USAZ PIMCO Growth and Income
___%Franklin Large Cap Growth Securities  ___%USAZ PIMCO Renaissance
___%Franklin Real Estate                  ___%USAZ PIMCO Value
___%Franklin Rising Dividends             SELIGMAN
     Securities                           ___%Seligman   Small-Cap  Value
___%Franklin Small Cap                    VAN KAMPEN
___%Franklin Small Cap Value Securities   ___%USAZ Van Kampen Aggressive  Growth
___%Franklin U.S. Government              ___%USAZ Van Kampen Comstock
___%Franklin Zero Coupon - 2005           ___%USAZ Van Kampen Emerging Growth
___%Franklin Zero Coupon - 2010           ___%USAZ Van Kampen Growth
___%Mutual Discovery  Securities          ___%USAZ Van Kampen Growth and Income
___%Mutual Shares Securities

                                          ___%USAZ Money Market

                                          ___%Allianz Life Fixed Account


                                          ____TOTAL (Must equal 100%)

Owner's name (print)                 Owner's signature/date
________________________________________________________________________

Joint owner's name (print)           Joint owner's signature/date
________________________________________________________________________

Owner's Social Security Number        Joint owner's Social Security Number

(  )                                 (  )
________________________________________________________________________
Day telephone                           Evening telephone


MAIL TO : ALLIANZ LIFE- USALLIANZ SERVICE CENTER, C/O PNC BANK, PO BOX 824240, PHILADELPHIA,PA 19182-4240
QUESTIONS: CALL THE USALLIANZ SERVICE CENTER AT (800)624-0197, MONDAY-FRIDAY from 8:45AM TO 7:00PM EST


USALLIANZ APPLICATION INSTRUCTIONS

SECTIONS
1 and 2:  CONTRACT OWNER/JOINT OWNER
          Fill in the Contract Owner's name, address, telephone number, Social Security number, date of birth, sex and Joint Owner information (if applicable).MAXIMUM CONTRACT OWNER AGE IS 80. In most states, only the spouse may be named as Joint Owner. If a trust is the Contract Owner, provide the name(s),date(s) of birth, and the tax indentification number associated with the trust along with the Trust Date. If there are Co-Beneficial Owners please name them.
________________________________________________________________________________
SECTION 3: ANNUITANT
          Complete this section only if the Annuitant is different from the Contract Owner. THE MAXIMUM ANNUITANT AGE IS 80
________________________________________________________________________________
SECTION 4: Beneficiary(ies) Designation

          In this section, the Contract Owner names a Beneficiary,an individual,or an entity, that will be entitled to the death benefit if the Contract Owner dies prior to the Income Date. If the contract has Joint Onwers, neither Owner can be named as a Beneficiary. If one of the Joint Owners dies, the surviving Contract Owner will become the Primary Beneficiary. If there are several Beneficiaries, please include a list to the application, signed and dated by the Contract Owner (s). Proceeds will be distrbuted equally unless percentages, which must total 100%, are specified. Unless the Contract Owner specifies otherwise, the death benefit will be paid to the surviving Primary Beneficiary (ies). If there is no surviving Primary Beneficiary the proceeds will be paid to the surviving Contingent Beneficiary (ies). If there is no surviving Contingent Beneficiary
          (ies)the proceeds will be paid to the estate of the Contract Owner. The Contract Owner reserves the right to change the Beneficiary (ies) unless indicated.
________________________________________________________________________________
SECTION 5:REPLACEMENT
          If this contract will be funded by a Section 1035 exchange or qualified transfer from another annuity or life insurance policy, please complete and include the appropriate form(s)required for the exchange/transfer. Include the state replacement form if required.
________________________________________________________________________________
SECTION 6:TAX QUALIFIED PLANS
          If the contract is tax qualified, indicate the type of plan. Be sure to include the tax year for regular contributions. If the type of plan is not listed on the application, check the "Other" box and write in the plan type.
________________________________________________________________________________
SECTION 7:PURCHASE PAYMENT
          MAKE CHECKS PAYABLE TO ALLIANZ LIFE. Minimum initial Purchase Payment:
          $25,000 for qualified and non- qualified contracts. The minimum contribution for AIP is $100 per month or quarter. INITIAL PURCHASE PAYMENT CANNOT BE MADE USING AIP. use the attached form to sign up for the AIP.
________________________________________________________________________________
SECTION 8:PURCHASE PAYMENT ALLOCATION
          This section must be completed for all new contracts. Indicate the percent allocation of Purchase Payments. Use WHOLE PERCENTAGES only and make sure they add up to 100% into a MAXIMUM OF 10 INVESTMENT OPTIONS AND/OR THE FIXED ACCOUNT.
________________________________________________________________________________
SECTION 9:DEATH BENEFIT OPTIONS
          USAllianz? automatically includes a Traditional Guaranteed Minimum Death Benefit. The Contract Owner can select the Enhanced Guaranteed Minimum Death Benefit. Selection of the death benefit must be made at the time of initial Purchase Payment. THERE IS AN ADDITIONAL CHARGE ASSESSED FOR THE ENHANCED GUARANTEED MINIMUM DEATH BENEFIT. ONCE THE SELECTION IS MADE, IT CANNOT BE CHANGED. If no selection is made, the Traditional Guaranteed Minimum Death Benefit will be the death benefit in the Contract. If the Contract Owner is owned by a non- individual , the death benefit will be the Contract Value (less any applicable Premium Taxes) detemined as of the end of the Business Day during which Allianz Life receives both due proof of death and election for the payment method at the Service Center. Please refer to the Prospectus for additional information.
________________________________________________________________________________
SECTION 10:LIVING GUARANTEES BENEFITS
          The Contract provids for living Gurantees. These guarantees are the Guaranteed Account Value Benefit, the Guranteed Minimum Income Benefit,and the Guaranteed Withdrawal Benefit. THERE ARE NO ADDITIONAL CHARGES FOR THESE LIVING GUARANTEES. THE LIVING GUARANTEES ARE PROVIDED AS A PACKAGE AND NOT INDIVIDUALLY. IF YOU PREFER, YOU COULD PURCHASE A CONTRACT WITHOUT THESE LIVING GUARANTEES BUT YOU WILL NOT BE ABLE TO ELECT THEM AFTER THE ISSUE DATE. Please refer to the Prospectus for additional information.
 _______________________________________________________________________________
SECTION 11:PROSPECTUS AND REPORT DELIVERY
          Contract prospectuses, porfolio prospectuses, and periodic reports for USAllianz products can be received electronically. Please check the box. If the box is not checked, your prospectus will be mailed.
 _______________________________________________________________________________
SECTION 12:TELEPHONE AUTHORIZATION
          All Contract Owners may request fund tranfers by telephone. If the Contract Owner wishes to request fund tranfers or partial withdrawals by telephone or wishes to allow the Registered Representative to request fund tranfers by telephone, the appropriate box(es) must be checked. Otherwise, those requests must be in wirting to the USAllianz Service Center.
 _______________________________________________________________________________
SECTION 14 AND 15: SIGNATURES
          Signature from the Contract Owner(s) and the Registered Representative are required. If the Owner is a trust, the Trustee(s) should sign the application.
________________________________________________________________________________






For further questions, please contract the USAllianz Service Center at 1-800-624-0197.


USALLIANZ INVESTOR SERVICES,LLC
A DIVISION OF ALLIANZ LIFE INSURANCE
COMPANY OF NORTH AMERICA

PO BOX 117
MINNEAPOLIS, MN 55440-1117